Investor Presentation 4th Quarter, 2021 NASDAQ: IBTX Exhibit 99.1

NASDAQ: IBTX 2 Safe Harbor Statement The numbers as of and for the quarter ended September 30, 2021 are unaudited. This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and the future performance of Independent Bank Group, Inc. (“IBTX”). Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “could,” “may,” “should,” “will” or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on IBTX’s current expectations and assumptions regarding IBTX’s business, the economy, and other future conditions. Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, assumptions, risks, and changes in circumstances that are difficult to predict. Many possible events or factors could materialize or IBTX’s underlying assumptions could prove incorrect and affect IBTX’s future financial results and performance and could cause actual results or performance to differ materially from anticipated results or performance. Such risks and uncertainties include, among others, risks relating to the coronavirus (COVID-19) pandemic and its effect on U.S. and world financial markets, potential regulatory actions, changes in consumer behaviors and impacts on and modifications to the operations and business of IBTX relating thereto, and the business, economic and political conditions in the markets in which IBTX operates. Except to the extent required by applicable law or regulation, IBTX disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information regarding IBTX and factors which could affect the forward-looking statements contained herein can be found in IBTX’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, its Quarterly Report on Form 10-Q for the periods ended March 31, 2021, June 30, 2021 and September 30, 2021 and its other filings with the Securities and Exchange Commission.

NASDAQ: IBTX 3 Safe Harbor Statement (cont.) Non-GAAP Financial Measures In addition to results presented in accordance with GAAP, this presentation contains certain non-GAAP financial measures. These measures and ratios include “adjusted net income,” “tangible book value,” “tangible book value per common share,” “adjusted efficiency ratio,” “tangible common equity to tangible assets,” “return on tangible common equity,” “adjusted return on average assets,” “adjusted return on average common equity,” “adjusted return on tangible common equity,” “adjusted earnings per share,” “adjusted diluted earnings per share,” “adjusted net interest margin,” “adjusted net interest income,” “adjusted noninterest expenses” and “adjusted noninterest income” and are supplemental measures that are not required by, or are not presented in accordance with, accounting principles generally accepted in the United States. We believe that these measures provide useful information to management and investors that is supplementary to our financial condition, results of operations and cash flows computed in accordance with GAAP; however we acknowledge that our financial measures have a number of limitations relative to GAAP financial measures. Certain non-GAAP financial measures exclude items of income, expenditures, expenses, assets, or liabilities, including provisions for credit losses and the effect of goodwill, other intangible assets and income from accretion on acquired loans arising from purchase accounting adjustments, that we believe cause certain aspects of our results of operations or financial condition to be not indicative of our primary operating results. All of these items significantly impact our financial statements. Additionally, the items that we exclude in our adjustments are not necessarily consistent with the items that our peers may exclude from their results of operations and key financial measures and therefore may limit the comparability of similarly named financial measures and ratios. We compensate for these limitations by providing the equivalent GAAP measures whenever we present the non-GAAP financial measures and by including a reconciliation of the impact of the components adjusted for in the non-GAAP financial measure so that both measures and the individual components may be considered when analyzing our performance. A reconciliation of our non-GAAP financial measures to the comparable GAAP financial measures is included at the end of this presentation.

NASDAQ: IBTX 4 Overview – Community bank holding company with $18.9 billion in assets and 93 financial centers across Texas and Colorado. – Innately conservative credit culture with a demonstrated history of maintaining resilient asset quality through previous downturns. – Highly granular loan portfolio with a small average credit size and low hold limits. – Loan growth driven by regional community banking: loans made to relationship borrowers across our footprint in Texas and Colorado. – Large insider ownership aligns shareholder interests with day-to-day management and decision-making. – Disciplined growth both organically and through strategic acquisitions.

5 Company Snapshot HEADQUARTERS McKinney, TX 93 BRANCHES 1,534 EMPLOYEES FOUNDED IN 1988 Denver, CO Independent Bank Group, Inc. NASDAQ: IBTX Financial Highlights as of and for the Quarter Ended September 30, 2021 Balance Sheet Highlights ($ millions) Total Assets $ 18,918 Loans Held for Investment, Excluding Mortgage Warehouse 1 $ 11,464 Mortgage Warehouse Loans $ 978 Total Deposits $ 15,524 Total Stockholders’ Equity $ 2,567 Profitability Metrics 2 Adjusted EPS $ 1.22 Adjusted ROAA 1.11 % Adjusted ROTCE 14.00 % Adjusted Efficiency Ratio 52.99 % Asset Quality Metrics 3 NPAs / Assets 0.44 % NPLs / Loans Held for Investment 0.72 % NCOs (Annualized) — % Capital Ratios Tier 1 Capital / RWA 11.46 % Total Capital / RWA 13.64 % TCE / Tangible Assets1 8.37 % Tier 1 Capital / Avg. Assets 8.94% 1LHFI includes SBA PPP loans of $243,919 at September 30, 2021. 2Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. 3Nonperforming assets, which consist of nonperforming loans, OREO and other repossessed assets, totaled $82,829. Nonperforming loans, which consist of nonaccrual loans, loans delinquent 90 days and still accruing interest, and troubled debt restructurings totaled $82,714.

NASDAQ: IBTX 6 Strong, Diverse Markets Dallas/Ft. Worth – North Texas 40 Branches Our company was founded in North Texas in 1988, and we have since built a large presence in the Dallas/Fort Worth MSA – one of the fastest-growing MSAs in the country, and one of the strongest markets in Texas. Dallas/Fort Worth boasts a diverse economy that has benefited from a continued boom of corporate relocation activity to business-friendly Texas. Greater Houston 13 Branches The Greater Houston MSA serves for a regional center for international trade, energy and manufacturing. The city is regularly ranked as one of the most diverse cities in the United States, and is the home to numerous universities as well as a thriving medical industry. Austin – Central Texas 8 Branches This market includes the tech hub of Austin, Texas, which U.S. News & World Report rated the No. 1 best place to live in the United States in its 2019 ranking. The market boasts a growing wave of corporate expansions by tech firms into the Austin market, as well as a thriving public sector presence. Denver – Colorado Front Range 32 Branches The Colorado Front Range is one of the strongest and fastest-growing areas of the country. In the 2019 U.S. News & World Report ranking of the best places to live in the United States, Denver came in at No. 2, and Colorado Springs came in at No. 3. The confluence of a diverse economy and strong quality of life indicators has drawn a deep talent pool that helps position the Colorado Front Range for continued growth. Experienced Leadership Team David R. Brooks Chairman & CEO Founder – led the investor group that acquired Independent Bank in 1988. Michelle S. Hickox Chief Financial Officer 31 years in financial services; 9 years at the company. James C. White Chief Operations Officer 33 years in financial services; 5 years at the company. James P. Tippit Corporate Responsibility 15 years in financial services; 10 years at the company. Daniel W. Brooks Vice Chairman 38 years in financial services; 32 years at the company. Michael B. Hobbs President & Chief Operating Officer 26 years in financial services; Joined the company in 2019 with the acquisition of Guaranty Bank & Trust, where he served as President. Mark S. Haynie General Counsel 38 years of experience representing community banks in corporate, regulatory and securities matters. John G. Turpen Chief Risk Officer Over 20 years in financial services; Joined the company in July 2021

NASDAQ: IBTX 7 $2,164 $4,133 $5,055 $5,853 $8,684 $9,850 $14,958 $17,753 $18,918 Assets Acquired in Fiscal Year 2013 2014 2015 2016 2017 2018 2019 2020 Q3 2021 Demonstrated Record of Healthy Growth IPO Date: April 3, 2013 Entered Houston Market Entered Colorado Market – Established history of growing assets both organically and through strategic acquisitions. – Demonstrated expertise in integrating M&A transactions, adding $9.7 billion in acquired assets since our IPO. – Track record of building scalable platforms for future growth. Note: Acquired assets includes impact of purchase accounting. Growth in Total Assets ($ in millions) CAGR Since 2013 (Organic): 33.7% CAGR Since 2013 (Total): 32.3%

NASDAQ: IBTX 8 1.22% 1.05% 0.74% 0.4% 0.19% 0.11% 0.16% 0.28% 0.18% 0.18% 0.16% 0.26% 0.04% 2.67% 2.67% 1.64% 1.12% 0.70% 0.49% 0.43% 0.46% 0.48% 0.46% 0.49% 0.49% 0.29% 0.21% 0.31% 0.11% 0.06% 0.09% 0.03% 0.02% 0.12% 0.01% 0.06% 0.07% 0.05% 0.05% IBTX U.S. Average Texas Average 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 YTD 3.03% 3.43% 2.91% 2.36% 1.83% 1.44% 1.49% 1.50% 0.91% 0.68% 0.64% 0.76% 0.65% 4.41% 4.15% 4.11% 3.36% 2.67% 2.07% 1.71% 1.57% 1.31% 1.12% 0.98% 1.22% 1.11% 1.62% 1.89% 1.14% 0.81% 0.53% 0.32% 0.37% 0.39% 0.24% 0.16% 0.24% 0.44% 0.72% IBTX U.S. Average Texas Average 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Q3 Historically Strong Credit Culture NPLs / LHFI (1) NCOs / Average Total Loans (2) Source: S&P Capital IQ. Note: Financial data as of and for the quarter ended June 30, 2021 for U.S. and Texas banking industry aggregate data and September 30, 2021 for IBTX. (1) LHFI excludes mortgage warehouse purchase loans. (2) 2021 YTD numbers are annualized.

NASDAQ: IBTX 9 Focus on Performance and Results 1. Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. 2. The year ended December 31, 2017, includes a $5.528 million charge to re-measure deferred taxes as a result of the enactment of the Tax Cuts and Jobs Act (“TCJA”). $2.88 $2.97 $4.33 $4.46 $4.67 $3.04 $3.45 $4.47 $5.08 $4.87 EPS (2) Adjusted EPS (1) 2016 2017 2018 2019 2020 54.99% 56.13% 52.35% 53.01% 48.79% 52.34% 51.46% 50.47% 45.95% 46.04% Efficiency Ratio Adjusted Efficiency Ratio (1) 2016 2017 2018 2019 2020 14.78% 13.47% 17.06% 16.55% 14.93% 15.61% 15.65% 17.58% 18.85% 15.58% ROTCE Adjusted ROTCE (1) 2016 2017 2018 2019 2020 0.98% 0.96% 1.35% 1.32% 1.23%1.03% 1.12% 1.39% 1.51% 1.28% ROAA Adjusted ROAA (1) 2016 2017 2018 2019 2020 Earnings Per Share (Diluted) Efficiency Ratio Return on Tangible Common EquityReturn on Average Assets

NASDAQ: IBTX 10 Annual Dividend Per Share $0.24 $0.32 $0.34 $0.40 $0.54 $1.00 $1.05 2014 2015 2016 2017 2018 2019 2020 $15.89 $16.15 $17.85 $21.19 $23.76 $27.44 $28.99 $33.23 $34.79 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 Q 3 0 5 10 15 20 25 30 35 Delivering Shareholder Value We have consistently grown tangible book value per share each year since our IPO. We have returned capital to our shareholders through our quarterly dividend and by repurchasing our company’s common stock. Our significant insider ownership helps ensure that shareholder interests are well-represented both at the board table and on a day-to-day basis inside the company. 1Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. Tangible Book Value Per Share1 ($)

2021 Q3 Balance Sheet Details

NASDAQ: IBTX 12 North Texas 41.7% Central Texas 12.4% Houston 22.4% Colorado 23.5% As of September 30, 2021: $11,464 Million LHFI 1 $978 Million Mortgage Warehouse 0.72% NPAs/LHFI —% NCOs/Avg. Loans 2021 Q3 Annualized 181.69% Allowance/NPLs Owner Occupied CRE 27.2% Non-Owner Occupied CRE 72.8% 1LHFI excludes mortgage warehouse purchase loans. LOAN COMPOSITION (9/30/2021) Loan Portfolio Overview CRE 51.4% 1-4 Family 10.5% 1-4 Family Constructi… 2.8% Consumer 0.7% C&I 24.1% Agricultural 0.7% Construction & Development 9.8% LOANS BY REGION (9/30/2021) 4.39% 2021 YTD Loan Yield

NASDAQ: IBTX 13 Land/Land Development 25.1% CRE Construction 58.6% SFR Construction 16.3% Retail 18.7% Office 19.4%Industrial 4.7% Hotel/Motel 3.8% Multifamily 19.6% Healthcare 7.6% Misc. CRE 26.2% Construction & Development CRE CONSTRUCTION PORTFOLIO LOANS > $500 THOUSAND (9/30/2021) C&D PORTFOLIO LOANS > $500 THOUSAND (9/30/2021) As of September 30, 2021: $1.6 Billion C&D Portfolio Size 81% C&D / Bank Regulatory Capital 96.2% Loans in IBTX Markets1 (Texas and Colorado) $2.0 Million Average Loan Size1 632 C&D Loans1 37.7% Owner Occupied C&D Loans1 1Loans > $500 thousand

NASDAQ: IBTX 14 Multifamily 8.3% Office and Office Warehouse 22.3% Retail 29.0% Hotel/Motel 5.5% Industrial 8.8% Daycare/School 3.0% Healthcare 5.6% Church 2.1% Convenience Store 2.9% Mini Storage 1.4% Restaurant 2.6% Miscellaneous 4.1% Mixed Use (Non-Retail) 1.5% Dealerships 1.4% RV & Mobile Home Parks 1.5% Commercial Real Estate CRE COMPOSITION (9/30/2021) As of September 30, 2021: $6.4 Billion CRE Loans 327% CRE / Regulatory Bank Capital $28.4 Million Largest CRE Loan Size $1.3 Million Average CRE Loan Size 27.2% Owner Occupied

NASDAQ: IBTX 15 Retail CRE As of September 30, 2021: $2.0 Billion Retail Loan Portfolio Size $28.4 Million Largest Retail Loan 1,037 Total Retail Loans 94.5% Loans in IBTX Markets (Texas and Colorado) $1.9 Million Average Loan Size 97 Number of Loans >$5MM $9.4 Million Avg. Size of Loans >$5MM Strip Center 74.2% Big Box 1.5% Mixed Use 11.0% Free Standing / Single Tenant 13.3% RETAIL CRE & C&D COMPOSITION LOANS > $500 THOUSAND 9/30/2021

NASDAQ: IBTX 16 Office Non-Owner Occupied 47.8% Office Owner Occupied 18.0% Office/Warehouse Non-Owner Occupied 21.1% Office/Warehouse Owner Occupied 13.1% Office CRE As of September 30, 2021: $1.6 Billion Total Office CRE $20.0 Million Largest Office Loan $1.0 Million Average Loan Size 31.1% Owner Occupied 34.2% Office/Warehouse OFFICE CRE COMPOSITION 9/30/2021

NASDAQ: IBTX 17 Hotel Loans by Property Location 46.1% 46.0% Texas Colorado Other Hotel & Motel Hotel Loans by Type 92.6% 7.4% CRE Construction & Development 7.9% As of September 30, 2021: $379.7 Million Hotel & Motel Loan Portfolio Size $5.3 Million Average Loan Size 47.2% Average LTV We maintain a granular book of hotel loans in our markets, the majority of which are branded, limited/select service properties in our core markets across Texas and Colorado. Hotel Loans by Product Type 20.3% 70.4%9.3% Full Service Brand Limited/Selected Service Brand Boutique/Independent

NASDAQ: IBTX 18 Energy Lending As of September 30, 2021: $280.3 Million Size of Energy Portfolio 94.6% / 5.4% E&P Loans / Services Loans 8.8% Energy Reserve / Energy Loans 2.4% Energy Loans / Total LHFI Energy assets are well-diversified by basin across the United States. Energy by Type $265.3 $15.0 E&P Services $ in millions

NASDAQ: IBTX 19 Quarter Ending $7,620 $3,871 $(2,500) $(6,500) $— $184 $3,542 $408 $3,916 $99 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Year Ending $9,860 $14,805 $42,993 $4,460 $8,146 $6,634 Provision expense Net charge-offs 2018 2019 2020 $ in Thousands 19 Provision & Charge-offs 0.13% —%0.01% 0.01%0.11% NCOs / Avg. Total Loans (1) (1) Quarterly metrics are annualized. 0.06% 0.05%0.07%

NASDAQ: IBTX 20 Agency Securities 25.9% Mortgage-Backed Securities 46.2% Tax-Exempt Municipals 20.5% Taxable Municipals 2.1% Corporates 1.7% CRA 0.1% U.S. Treasury Securities 3.5% Securities Portfolio As of September 30, 2021: 1.95% QTD Yield 4.63 Duration 9.4% of Total Assets $1.8 Billion Portfolio Size INVESTMENT PORTFOLIO COMPOSITION 9/30/2021

NASDAQ: IBTX 21 Noninterest-Bearing Demand 31.7% Interest-Bearing Checking 29.3% Public Funds 12.9%Savings 4.7% Money Market 16.1% CDs < $100k 1.3% CDs > $100k 3.5% IRAs 0.5% (1) Average rate for total deposits 21 2021 YTD Average Rate for Interest-bearing deposits: 0.45% Total cost of deposits QTD Q3 2021: 0.28% Deposit Mix & Pricing DEPOSIT MIX 9/30/2021 DEPOSIT GROWTH VS. AVERAGE RATE Period Ending $6,633 $7,738 $11,941 $14,399 $15,524 0.46% 0.83% 1.08% 0.59% 0.32% Deposits Average YTD Rate (1) 2017 2018 2019 2020 Q3 2021

NASDAQ: IBTX 22 Consolidated Capital (1) Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. Period Ending 9.61% 10.05% 9.76% 10.33% 10.94% 11.14% 11.06% 8.92% 9.57% 9.32% 9.12% 9.01% 9.03% 8.94% 12.56% 12.58% 11.83% 13.32% 14.13% 14.23% 13.64% 8.37% 9.24% 8.98% 8.60% 8.30% 8.45% 8.37% 10.05% 10.41% 10.19% 10.74% 11.36% 11.55% 11.46% Common equity tier 1 to risk-weighted assets Tier 1 capital to average assets Total capital to risk-weighted assets Tangible common equity to tangible assets (1) Tier 1 capital to risk-weighted assets 12/31/17 12/31/18 12/31/19 12/31/20 2021 Q1 2021 Q2 2021 Q3

2021 Q3 Results

NASDAQ: IBTX 24 2021 Q3 Results 1Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. GAAP $1.22 EPS $52.3 Million Net Income 1.11% Return on Average Assets 8.10% Return on Average Equity 13.64% Total Capital Ratio 8.94% Leverage Ratio Adjusted1 $1.22 Adj. EPS $52.6 Million Adj. Net Income 1.11% Adj. Return on Average Assets 8.13% Adj. Return on Average Equity 13.93% Return on Tangible Equity 8.37% TCE Highlights • Organic loan growth of 4.6% annualized for the quarter, (excluding warehouse and PPP) • Strong deposit growth of 12.1% annualized for the quarter • Net chargeoffs for the quarter less than 0.01%, annualized • Repurchased 217,772 shares of common stock for $15.2 million aggregate • Solid capital levels with an estimated total capital ratio of 13.64%, leverage ratio of 8.94%, and (non-GAAP) tangible common equity (TCE) ratio of 8.37%

2021 Q3 Selected Financials

$ in thousands, except per share data	As of and for the Quarter Ended		
Selected Balance Sheet Data	September 30, 2021	June 30, 2021	September 30, 2020
Total Assets	$18,918,225	$18,447,721	$17,117,007
LHFI, Excluding Mortgage Warehouse Loans[1]	11,463,714	11,576,332	11,651,855
Mortgage Warehouse Loans	977,800	894,324	1,219,013
Total Deposits	15,524,182	15,063,791	13,797,560
Total Borrowings (Other Than Junior Subordinated Debentures)	631,697	681,023	680,529
Total Stockholders' Equity	2,566,693	2,542,885	2,476,373
Selected Earnings and Profitability Data			
Net Interest Income	$128,645	$129,297	$132,007
Net Interest Margin	3.01 %	3.14 %	3.52 %
Adjusted Net Interest Margin[2]	3.01 %	3.14 %	3.48 %
Noninterest Income	$16,896	$15,926	$25,165
Noninterest Expense	80,572	78,013	73,409
Net Income	52,340	58,243	60,075
Adjusted Net Income[3]	52,570	58,243	59,580
Basic EPS	1.22	1.35	1.39
Adjusted Basic EPS[3]	1.22	1.35	1.38
Diluted EPS	1.21	1.35	1.39
Adjusted Diluted EPS[3]	1.22	1.35	1.38
Return on Average Assets	1.11 %	1.28 %	1.43 %
Adjusted Return on Average Assets[3]	1.11 %	1.28 %	1.42 %

[1]LHFI includes SBA PPP loans of $243,919, $490,485 and $825,966, respectively. LHFI are shown at amortized cost at September 30, 2021 and June 30, 2021 and recorded investment at September 30, 2020.
[2]Prior to the adoption of CECL, excludes unexpected income recognized on credit impaired acquired loans of $1,294 for the quarter ended September 30, 2020.
[3]Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics.

INDEPENDENT BANK GROUP NASDAQ: IBTX
25

26 Contact Information Investors & Analysts For more information, please contact: Paul Langdale Executive Vice President, Corporate Development & Strategy Direct – (469) 301-2637 Email – Paul.Langdale@ifinancial.com NASDAQ: IBTX

Appendix: Non-GAAP Reconciliation

APPENDIX
Supplemental Information – Reconciliation of Non-GAAP Financial Measures (Unaudited)

Reconciliation of Adjusted Net Income, EPS, Efficiency Ratio and Profitability Ratios – Quarterly Periods

		As of and for the Quarter Ended		
($ in thousands except per share data)		September 30, 2021	June 30, 2021	September 30, 2020
Net Interest Income - Reported	(a)	$128,645	$129,297	$132,007
Unexpected income recognized on credit impaired acquired loans [1]		—	—	(1,294)
Adjusted Net Interest Income	(b)	128,645	129,297	130,713
Provision Expense - Reported	(c)	—	(6,500)	7,620
Noninterest Income - Reported	(d)	16,896	15,926	25,165
Gain on sale of loans		—	(26)	—
Gain on sale of other real estate		(63)	—	—
Loss (gain) on sale and disposal of premises and equipment		41	13	(34)
Recoveries on loans charged off prior to acquisition		(21)	(204)	(138)
Adjusted Noninterest Income	(e)	16,853	15,709	24,993
Noninterest Expense - Reported	(f)	80,572	78,013	73,409
OREO impairment		—	—	(46)
Impairment of assets		(115)	—	(336)
COVID-19 expense		—	—	(141)
Acquisition expense		(214)	(217)	(316)
Adjusted Noninterest Expense	(g)	80,243	77,796	72,570
Income Tax Expense - Reported	(h)	12,629	15,467	16,068
Net Income - Reported	(a) - (c) + (d) - (f) - (h) = (i)	$52,340	$58,243	$60,075
Adjusted Net Income [2]	(b) - (c) + (e) - (g) = (j)	$52,570	$58,243	$59,580
Average shares for basic EPS	(k)	43,044,683	43,188,050	43,234,913
Average shares for diluted EPS	(l)	43,104,075	43,247,195	43,234,913
Reported Basic EPS	(i) / (k)	$1.22	$1.35	$1.39
Reported Diluted EPS	(i) / (l)	$1.21	$1.35	$1.39
Adjusted Basic EPS	(j) / (k)	$1.22	$1.35	$1.38
Adjusted Diluted EPS	(j) / (l)	$1.22	$1.35	$1.38
EFFICIENCY RATIO				
Amortization of other intangible assets	(m)	$3,145	$3,145	$3,175
Reported Efficiency Ratio	(f - m) / (a + d)	53.20%	51.55%	44.69%
Adjusted Efficiency Ratio	(g - m) / (b + e)	52.99%	51.48%	44.57%
PROFITABILITY [3]				
Total Average Assets	(n)	$18,766,344	$18,283,775	$16,713,895
Total Average Stockholders Common Equity	(o)	$2,563,986	$2,520,003	$2,457,423
Total Average Tangible Common Equity [4]	(p)	$1,490,259	$1,443,130	$1,371,094
Reported Return on Average Assets	(i) / (n)	1.11%	1.28%	1.43%
Reported Return on Average Common Equity	(i) / (o)	8.10%	9.27%	9.73%
Reported Return on Average Common Tangible Equity	(i) / (p)	13.93%	16.19%	17.43%
Adjusted Return on Average Assets [5]	(j) / (n)	1.11%	1.28%	1.42%
Adjusted Return on Average Common Equity [5]	(j) / (o)	8.13%	9.27%	9.65%
Adjusted Return on Tangible Common Equity [5]	(j) / (p)	14.00%	16.19%	17.29%

(1) This is not applicable starting in 2021 under the adoption of CECL.
(2) Assumes an adjusted effective tax rate of 19.4%, 21.0% and 21.1%, for the quarters ended September 30, 2021, June 30, 2021 and September 30, 2020, respectively.
(3) Annualized.
(4) Excludes average balance of goodwill and net other intangible assets.
(5) Calculated using adjusted net income.

28

APPENDIX

Supplemental Information – Reconciliation of Non-GAAP Financial Measures (Unaudited)

Reconciliation of Adjusted Net Income, EPS, Efficiency Ratio and Profitability Ratios – Annual Periods

($ in thousands except per share data)		For the Year Ended December 31, 2020	2019	2018	2017	2016
Net Interest Income - Reported	(a)	$516,446	$504,757	$326,252	$265,478	$183,806
Unexpected income recognized on credit impaired acquired loans		(3,209)	(5,120)	(3,711)	(4,063)	(1,765)
Adjusted Net Interest Income	(b)	513,237	499,637	322,541	261,415	182,041
Provision Expense - Reported	(c)	42,993	14,805	9,860	8,265	9,440
Noninterest Income - Reported	(d)	85,063	78,176	42,224	41,287	19,555
Gain on sale of loans		(356)	(6,779)	—	(351)	—
(Gain) loss on sale of branch		—	(1,549)	—	(2,917)	43
Gain on sale of trust business		—	(1,319)	—	—	—
Loss (gain) on sale of other real estate		36	(875)	(269)	(850)	(62)
(Gain) loss on sale of securities available for sale		(382)	(275)	581	(124)	(4)
(Gain) loss on sale and disposal of premises and equipment		(370)	585	(123)	21	(32)
Recoveries on loans charged off prior to acquisition		(4,312)	(2,101)	(962)	(1,182)	—
Adjusted Noninterest Income	(e)	79,679	65,863	41,451	35,884	19,500
Noninterest Expense - Reported	(f)	306,134	321,864	198,619	176,813	113,790
Separation expense		—	(3,421)	—	—	(2,575)
OREO impairment		(784)	(1,801)	(85)	(1,412)	(106)
IPO related stock grants		—	—	(136)	(508)	(543)
Impairment of assets		(462)	(1,173)	—	—	—
COVID-19 expense		(1,915)	—	—	—	—
Acquisition expense		(17,294)	(42,744)	(8,958)	(17,259)	(3,121)
Adjusted Noninterest Expense	(g)	285,679	272,725	189,440	157,634	107,445
Income Tax Expense - Reported	(h)	51,173	53,528	31,738	45,175	26,591
Net Income - Reported	(a) - (c) + (d) - (f) - (h) = (i)	$201,209	$192,736	$128,259	$76,512	$53,540
Adjusted Net Income [(1)]	(b) - (c) + (e) - (g) = (j)	$210,017	$219,582	$132,183	$88,878	$56,562
Average shares for basic EPS	(k)	43,116,965	43,245,418	29,599,119	25,636,292	18,501,663
Average shares for diluted EPS	(l)	43,116,965	43,245,418	29,599,119	25,742,362	18,588,309
Reported Basic EPS	(i) / (k)	$4.67	$4.46	$4.33	$2.98	$2.89
Reported Diluted EPS	(i) / (l)	$4.67	$4.46	$4.33	$2.97	$2.88
Adjusted Basic EPS	(j) / (k)	$4.87	$5.08	$4.47	$3.47	$3.06
Adjusted Diluted EPS	(j) / (l)	$4.87	$5.08	$4.47	$3.45	$3.04
EFFICIENCY RATIO						
Amortization of other intangible assets	(m)	$12,671	$12,880	$5,739	$4,639	$1,964
Reported Efficiency Ratio	(f - m) / (a + d)	48.79%	53.01%	52.35%	56.13%	54.99%
Adjusted Efficiency Ratio	(g - m) / (b + e)	46.04%	45.95%	50.47%	51.46%	52.34%
PROFITABILITY						
Total Average Assets	(n)	$16,357,736	$14,555,315	$9,478,934	$7,966,421	$5,469,542
Total Average Stockholders Common Equity	(o)	$2,435,474	$2,267,103	$1,476,688	$1,139,573	$635,864
Total Average Tangible Common Equity [(2)]	(p)	$1,347,584	$1,164,915	$751,911	$568,071	$362,287
Reported Return on Average Assets	(i) / (n)	1.23%	1.32%	1.35%	0.96%	0.98%
Reported Return on Average Common Equity	(i) / (o)	8.26%	8.50%	8.69%	6.71%	8.42%
Reported Return on Average Common Tangible Equity	(i) / (p)	14.93%	16.55%	17.06%	13.47%	14.78%
Adjusted Return on Average Assets [(3)]	(j) / (n)	1.28%	1.51%	1.39%	1.12%	1.03%
Adjusted Return on Average Common Equity [(3)]	(j) / (o)	8.62%	9.69%	8.95%	7.80%	8.90%
Adjusted Return on Tangible Common Equity [(3)]	(j) / (p)	15.58%	18.85%	17.58%	15.65%	15.61%

(1) Assumes an adjusted effective tax rate of 20.5%, 21.0%, 19.7%, 32.4% and 33.2% for the years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively.
(2) Excludes average balance of goodwill and net other intangible assets and preferred stock.
(3) Calculated using adjusted net income.

29

30 APPENDIX Supplemental Information – Reconciliation of Non-GAAP Financial Measures (Unaudited) Reconciliation of Tangible Common Equity to Tangible Assets and Tangible Book Value Per Common Share – Quarterly Periods ($ in thousands, except per share information) September 30, 2021 June 30, 2021 March 31, 2021 December 31, 2020 September 30, 2020 Tangible Common Equity Total common stockholders equity $2,566,693 $2,542,885 $2,493,117 $2,515,371 $2,476,373 Adjustments: Goodwill (994,021) (994,021) (994,021) (994,021) (994,021) Other intangible assets, net (78,635) (81,780) (84,925) (88,070) (91,215) Tangible Common Equity $1,494,037 $1,467,084 $1,414,171 $1,433,280 $1,391,137 Tangible Assets Total Assets $18,918,225 $18,447,721 $18,115,336 $17,753,476 $17,117,007 Adjustments: Goodwill (994,021) (994,021) (994,021) (994,021) (994,021) Other intangible assets, net (78,635) (81,780) (84,925) (88,070) (91,215) Tangible Assets $17,845,569 $17,371,920 $17,036,390 $16,671,385 $16,031,771 Common shares outstanding 42,941,715 43,180,607 43,193,257 43,137,104 43,244,797 Tangible Common Equity To Tangible Assets 8.37% 8.45% 8.30% 8.60% 8.68% Book value per common share $59.77 $58.89 $57.72 $58.31 $57.26 Tangible book value per common share $34.79 $33.98 $32.74 $33.23 $32.17

APPENDIX
Supplemental Information – Reconciliation of Non-GAAP Financial Measures (Unaudited)

Reconciliation of Tangible Common Equity to Tangible Assets and Tangible Book Value Per Common Share – Annual Periods

($ in thousands, except per share information)	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Tangible Common Equity								
Total common stockholders equity	$2,515,371	$2,339,773	$1,606,433	$1,336,018	$672,365	$603,371	$516,913	$233,772
Adjustments:								
Goodwill	(994,021)	(994,021)	(721,797)	(621,458)	(258,319)	(258,643)	(229,457)	(34,704)
Other intangible assets, net	(88,070)	(100,741)	(45,042)	(43,244)	(14,177)	(16,357)	(12,455)	(3,148)
Tangible Common Equity	**$1,433,280**	**$1,245,011**	**$839,594**	**$671,316**	**$399,869**	**$328,371**	**$275,001**	**$195,920**
Tangible Assets								
Total Assets	$17,753,476	$14,958,207	$9,849,965	$8,684,463	$5,852,801	$5,055,000	$4,132,639	$2,163,984
Adjustments:								
Goodwill	(994,021)	(994,021)	(721,797)	(621,458)	(258,319)	(258,643)	(229,457)	(34,704)
Other intangible assets, net	(88,070)	(100,741)	(45,042)	(43,244)	(14,177)	(16,357)	(12,455)	(3,148)
Tangible Assets	**$16,671,385**	**$13,863,445**	**$9,083,126**	**$8,019,761**	**$5,580,305**	**$4,780,000**	**$3,890,727**	**$2,126,132**
Common shares outstanding	43,137,104	42,950,228	30,600,582	28,254,893	18,870,312	18,399,194	17,032,669	12,330,158
Tangible Common Equity To Tangible Assets	**8.60%**	**8.98%**	**9.24%**	**8.37%**	**7.17%**	**6.87%**	**7.07%**	**9.21%**
Book value per common share	$58.31	$54.48	$52.50	$47.28	$35.63	$32.79	$30.35	$18.96
Tangible book value per common share	**$33.23**	**$28.99**	**$27.44**	**$23.76**	**$21.19**	**$17.85**	**$16.15**	**$15.89**

31